UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                 FORM 8K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                              March 19, 1997
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                 Date of Report (Date of earliest event reported)


                          NEW PARADIGM SOFTWARE CORP.
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               (Exact name of registrant as specified in its charter)


        New York                   0-26336         13-3725764
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(State or other jurisdiction    (Commission      (IRS Employer
     of incorporation)          File Number)	Identification No.)


733 Third Avenue, New York, New York			10017
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(Address of principal executive offices)                (Zip
                                                        Code)



Registrant's telephone number, including area code
	(212)-557-0933
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              EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE 3
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                 INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.
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Registrant's press release dated March 19, 1997 is filed
herewith as exhibit 20 and is incorporated herein by reference.

Item 7. 	Financial Statements and Exhibits.
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	(c)	Exhibits.
		---------

		20.	Press release of Registrant dated March 19, 1997.

                                SIGNATURE
                             ------------------

	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEW PARADIGM SOFTWARE CORP.
                                      ------------------------------
                                              (Registrant)


                                         By  /s/  John Brann
                                       -------------------------
                                                  John Brann
                                                 VP Technology
                                                 and Secretary
Date:	March 19, 1997

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EXHIBIT INDEX


                                                    Sequentially
Exhibit                                             Numbered Page
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20.          Press release of Registrant dated          4
             March 19, 1997

                        NEW PARADIGM SOFTWARE CORP.
                   REPORTS FINANCING - PREFERRED STOCK ISSUE


NEW YORK, MARCH 19, 1997 - New Paradigm Software
Corporation (OTC Symbol: NPSC) today announced that, it has completed a financing. A private investor has advanced the Company a total of $200,000.

This will be used to subscribe for 800,000 Class C Redeemable
Preferred Stock of $0.01 par value with the following principal terms:

1) Each Class C Preferred Share will have four (4) votes on any matter put to a vote of the Company's stockholders.

2) The Class C Preferred Shares can be redeemed at the
Company's option at any time on payment of $200,000.

3) The Class C Preferred Shares can be redeemed at the holder's option following any investment in the Company or a sale of any of the Company's assets where the proceeds are $2,000,000 or more.

4) The Class C Preferred Shares will have preference in the event of any liquidation of the Company to the extent of $200,000.

"New Paradigm is in discussions with a number of parties concerning possible investments in the Company or purchase of assets from the Company and this investment will enable us to continue those discussions to secure the best possible deal for the Company." said Mark Blundell, Chief Executive Officer



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